STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

July 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 93.8%
France - 4.3%
Sanofi	94,694		7,901,140
Television Francaise 1	396,620		3,964,593
Total	137,505		7,125,073
			18,990,806
Germany - 2.3%
Bayer	156,269		10,149,867
Hong Kong - 1.8%
Link	668,000		7,789,677
India - 3.0%
Infosys, ADR	1,157,146	[a]	13,098,893
Netherlands - 2.0%
Royal Dutch Shell, Cl. A	272,918		8,589,634
New Zealand - .4%
Spark New Zealand	605,212		1,580,208
Norway - 1.5%
Orkla	797,528		6,768,749
South Korea - 1.3%
Macquarie Korea Infrastructure Fund	597,998		5,893,881
Spain - 2.0%
Industria de Diseno Textil	293,176		8,743,577
Sweden - 2.1%
Hennes & Mauritz, Cl. B	526,490		9,152,435
Switzerland - 12.0%
Alcon	27,009	[b]	1,562,172
Cie Financiere Richemont	116,521		9,945,380
Nestle	81,136		8,609,947
Novartis	135,051		12,384,055
Roche Holding	34,150		9,143,820
Zurich Insurance Group	31,841		11,074,218
			52,719,592
United Kingdom - 16.2%
BAE Systems	1,503,752		9,997,266
British American Tobacco	293,073		10,457,812
British American Tobacco, ADR	102,686		3,656,648
Centrica	4,944,784		4,549,485
Ferguson	29,362		2,186,809
Informa	1,327,166		14,012,982
RELX	462,986		10,981,342
Unilever	200,410		12,070,374

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 93.8% (continued)
United Kingdom - 16.2% (continued)
Vodafone Group		1,816,205		3,307,840
				71,220,558
United States - 44.9%
Brixmor Property Group		196,572	[c]	3,730,937
Cisco Systems		487,951		27,032,485
CMS Energy		147,992		8,616,094
Coty, Cl. A		964,911	[a]	10,527,179
Emerson Electric		58,397		3,788,797
Eversource Energy		113,196		8,587,049
Gilead Sciences		138,938		9,103,218
Harley-Davidson		232,519	[a]	8,319,530
Maxim Integrated Products		251,681		14,896,998
Merck & Co.		125,839		10,443,379
Omnicom Group		132,416	[a]	10,622,412
Paychex		100,004		8,305,332
PepsiCo		116,783		14,926,035
Philip Morris International		67,408		5,635,983
Principal Financial Group		114,291		6,633,450
Qualcomm		281,620		20,603,319
The Procter & Gamble Company		83,969		9,911,701
The Western Union Company		488,206	[a]	10,252,326
Verizon Communications		86,538		4,782,955
				196,719,179
Total Common Stocks (cost $343,646,941)				411,417,056
	Preferred Dividend Yield (%)
Preferred Stocks - 2.5%
South Korea - 2.5%
Samsung Electronics (cost $11,477,000)	3.83	353,909		11,025,557
	1-Day Yield (%)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,997,182)	2.28	8,997,182	[d]	8,997,182
Total Investments (cost $364,121,123)		98.4%		431,439,795
Cash and Receivables (Net)		1.6%		7,167,195
Net Assets		100.0%		438,606,990

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At July 31, 2019, the value of the fund’s securities on loan was $26,708,491 and the value of the collateral held by the fund was $27,345,828, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

July 31, 2019 (Unaudited)

The following is a summary of the inputs used as of July 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	213,474,720	197,942,336	†	-	411,417,056
Equity Securities - Preferred Stocks	-	11,025,557	†	-	11,025,557
Investment Companies	8,997,182	-		-	8,997,182
Other Financial Instruments: Forward Foreign Currency Exchange Contracts††	-	10,885		-	10,885

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

† † Amount shown represents unrealized appreciation at period end.

STATEMENT OF FORWRAD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon Global Equity Income Fund

July 31, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
J.P. Morgan Securities
United States Dollar	746,423	Euro	670,098	8/2/19	4,505
State Street Bank and Trust Company
United States Dollar	120,166	Swedish Krona	1,151,560	8/2/19	954
UBS Securities
United States Dollar	88,811	Norwegian Krone	779,353	8/2/19	811
United States Dollar	739,724	British Pound	604,424	8/2/19	4,615
Gross Unrealized Appreciation					10,885

See notes to financial statements.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not

NOTES

traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

NOTES

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

At July 31, 2019, accumulated net unrealized appreciation on investments was $67,318,672, consisting of $92,953,322 gross unrealized appreciation and $25,634,650 gross unrealized depreciation.

NOTES

At July 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.